EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of World Media & Technology Corp. (the "Company") on Form 10-Q for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfonso Galdi, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2016	By:	/s/ Alfonso Galdi
Alfonso Galdi Chief Financial Officer (Principal Financial Officer)